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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 2004


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2004, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2004-W1)


                             ARGENT SECURITIES INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                     333-112237              77-0599834
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(State or Other Jurisdiction            (Commission         (I.R.S. Employer
of Incorporation)                       File Number)     Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660
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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On February 5, 2004, a series of certificates, entitled Argent Securities Inc. Asset- Backed Pass-Through Certificates, Series 2004-W1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Argent Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the "Class AV-1 Certificates", "Class AV-2 Certificates", "Class AV-3 Certificates", "Class AV-4 Certificates", "Class AF Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates" "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class CE Certificates," "Class P Certificates", "Class R Certificates"and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $1,300,771,868.55 as of February 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated February 3, 2004, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AF Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates and the Class M-6 Certificates were sold by the Depositor to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated February 3, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                    INITIAL CERTIFICATE     PASS-THROUGH                       INITIAL CERTIFICATE      PASS-THROUGH
      CLASS         PRINCIPAL BALANCE(1)        RATE              CLASS        PRINCIPAL BALANCE(1)         RATE
------------------ ----------------------  ---------------- ----------------- ----------------------   ---------------
AV-1..............     $ 633,759,000          Variable      M-2..............      $  71,500,000       Variable
AV-2..............     $ 186,419,000          Variable      M-3..............      $  22,750,000       Variable
AV-3..............     $  84,470,000          Variable      M-4..............      $  19,500,000       Variable
AV-4..............     $  39,808,000          Variable      M-5..............      $  16,250,000       Variable
AF................     $  78,644,000           3.903%       M-6..............      $  15,600,000       Variable
M-1...............     $  84,500,000          Variable


(1) Approximate.

                           The Certificates, other than the Class M-7, the Class
CE Certificates, the Class P Certificates the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated February 3, 2004 (the "Prospectus


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                                       -3-

Supplement"), and the Prospectus, dated February 3, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-7 Certificates, Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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                                       -4-


Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


         EXHIBIT NO.       DESCRIPTION
         -----------       -----------
              4.1          Pooling and Servicing Agreement,
                           dated as of February 1, 2004, by and
                           among Argent Securities Inc. as
                           Depositor, Ameriquest Mortgage
                           Company as Master Servicer and
                           Deutsche Bank National Trust Company
                           as Trustee relating to the Series
                           2004-W1 Certificates.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 18, 2004


                                              ARGENT SECURITIES INC.


                                              By: /s/ John P. Grazer
                                                 -----------------------------
                                              Name:   John P. Grazer
                                              Title:  CFO






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                                                 INDEX TO EXHIBITS




                                                                   Sequentially
Exhibit No.   Description                                          Numbered Page
-----------   -----------                                          -------------
    4.1       Pooling and Servicing Agreement, dated as of               7
              February 1, 2004, by and among Argent Securities
              Inc. as Depositor, Ameriquest Mortgage Company as
              Master Servicer and Deutsche Bank National Trust
              Company as Trustee relating to the Series 2004-W1
              Certificates.




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                                   Exhibit 4.1